UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23261

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Multi-Strategy Total Return Fund	October 31, 2019
TMSRX	Investor Class
TMSSX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND

HIGHLIGHTS

■	The Multi-Strategy Total Return Fund gained 4.09% in the 12-month period ended October 31, 2019, and outperformed the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

■	The fund benefited from strong security selection within the Macro and Absolute Return Strategy. The Style Premia component also boosted relative returns, but holdings in the Quantitative Equity Long/Short and Equity Research Long/Short Strategies detracted.

■	The portfolio management team allocates capital across component strategies with an emphasis on balancing risk contributions. The team regularly assesses and rebalances risk allocations among the individual strategies to ensure diversification in response to changing market conditions.

■	We believe that increased volatility is here to stay. The fund employs a strategy that aims to deliver returns that are largely uncorrelated to traditional stock and bond markets and may benefit from sustained periods of elevated volatility.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets recovered from a tumultuous start to deliver solid results for your fund’s fiscal year, the 12-month period ended October 31, 2019. The U.S. Federal Reserve switched course and joined other dovish central banks around the world to support markets following a sharp sell-off in December. This action, combined with better-than-feared corporate earnings, helped propel many equity indices during the year to double-digit gains. The S&P 500 Index reached an all-time high, and Europe’s Stoxx 600 Index was trading near a record close at the end of the period. Growth stocks in the U.S. were the strongest performers, but nearly all developed markets and most emerging markets also delivered strong gains.

The U.S. dollar finished with mixed results versus other currencies during the 12-month reporting period. A relatively strong greenback versus the euro weighed on returns for U.S. investors in European securities, for example, while a stronger yen boosted the returns of Japanese stocks in U.S. dollar terms.

During the period, investors faced worries about the U.S.-China trade dispute, Brexit, and a slowdown in global manufacturing. However, stocks were resilient, and the worst-case geopolitical scenarios failed to play out. Trade rhetoric has become more conciliatory and negotiators have made modest progress; the UK received another Brexit extension until January 31 to work out the terms of its departure from the European Union; and our economists believe that some manufacturing indicators, while still weak, appear poised for a recovery.

The actions by the Federal Reserve and other central banks to stimulate economic growth played a key role in sustaining market sentiment during the period. As evidence of slowing global growth began to mount, the Fed signaled early in the year that it would take steps to sustain the economic expansion, and central bank policymakers followed through with quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets.

The European Central Bank (ECB) also acted to address flagging growth. The ECB lowered its benchmark deposit rate deeper into negative territory and announced that it plans to buy €20 billion of bonds per month starting in November 2019 as it restarts its quantitative easing program.

Falling yields fueled a strong rally in the bond market and also aided equity results as companies benefited from lower borrowing costs and investors sought higher returns. Dividend-paying stocks in sectors such as real estate outperformed as investors searched for higher-income opportunities.

The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield dipped to its lowest level since 2016. Despite being at or near record lows, Treasuries offered higher yields than bonds in many foreign markets, especially in Europe and Japan, where government bond yields were often in negative territory. (Bond prices and yields move in opposite directions.)

Looking ahead to 2020, we remain optimistic that the U.S. will avoid a recession in the new year, but we believe that further progress in U.S.-China trade talks will be a key factor in sustaining positive market sentiment. A reduction in trade barriers could help corporate earnings rebound and provide a lift to the manufacturing sector.

In the months ahead, our team of portfolio managers, analysts, and economists will be following the trade talks and the U.S. presidential elections, along with other developments that could affect market performance. Our teams in London and Hong Kong have provided us with important insights into Brexit and the protests in the Chinese territory over the past 12 months. We expect twists and turns along the way with each of these events, but we believe our approach to fundamental research around the globe will continue to add value in the year ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks strong long-term risk-adjusted returns.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Multi-Strategy Total Return Fund gained 4.09% in the 12 months ended October 31, 2019. The fund outperformed the ICE Bank of America (BoA) Merrill Lynch U.S. 3-Month Treasury Bill Index. (Returns for I Class shares will vary, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Following a dramatic sell-off late last year, risk assets advanced in 2019 despite intermittent periods of marked volatility driven by factors such as the unresolved U.S.-China trade war, softening global growth, and sporadic geopolitical uncertainty, among others. In this environment, the Multi-Strategy Total Return Fund outpaced its benchmark.

Within the fund, the Macro and Absolute Return Strategy drove relative outperformance. Our long position in secular growth companies, particularly within the information technology and health care sectors, boosted results as several bellwethers generated strong returns. A long-duration posture in U.S. Treasuries across the yield curve also proved beneficial as yields fell considerably along the entire curve. (Duration measures a bond’s sensitivity to interest rate changes). The U.S. Federal Reserve raised short-term interest rates in December and then cut rates three times by the end of our reporting period. Our long position in gold and silver was another top contributor. Prices for both commodities rallied in response to lower interest rates and during periods of risk-off sentiment.

The Style Premia component also added value. The strategy benefited from long positions in 30-year German, 10-year Italian, and U.S. long bond futures. Bond yields in many developed markets declined and prices rose as central banks turned accommodative after a period of tightening monetary policy. A short position in the Swedish krona, which depreciated over 5% versus the U.S. dollar over the last year, also helped returns. (Long positions benefit from an increase in price, while short positions benefit from a decrease in price.)

The fund maintains material holdings in various types of derivatives, which are used to efficiently access or adjust exposure to certain market segments and/or to manage portfolio volatility. During the reporting period, the fund’s overall exposure to derivatives contributed to performance. Our use of currency forward contracts and interest rate futures were notable contributors, while some global equity futures detracted.

Conversely, security selection in the Quantitative Equity Long/Short portfolio weighed on relative results. The strategy typically selects securities that meet certain criteria (so-called factors), historically correlated with attractive long-term performance. However, factor-based quantitative strategies faced a challenging environment during the first half of the reporting period as stocks with cheap valuations, as well as high returns on equity and investment capital, have trailed high-momentum growth stocks. For the second half of the reporting period, we reallocated assets from this strategy into other components.

The Equity Research Long/Short component also detracted, especially our short position in the Japanese semiconductor Sumco, a leading manufacturer of silicon wafers. The company posted gains for the period, while we expected the share price to be challenged by an oversupply of wafers, which could impact its long-term pricing agreements. Our long positions in oilfield services company Halliburton and pharmaceutical giant Pfizer also hurt returns. Shares of Halliburton were down due to weakness in the company’s core pressure pumping market. Meanwhile, Pfizer’s plans to combine its Upjohn unit—a division focused on off-patent medicines—with generic drugmaker Mylan to form a new company were not well received. (Please refer to the portfolio of investments for a list of holdings and the amount each represents in the portfolio.)

How is the fund positioned?

The Multi-Strategy Total Return Fund is designed to generate returns that are largely independent of market direction with a low correlation to all major asset classes. The fund sources its returns from multiple distinct investment strategies, and each component is internally managed as an independent strategy by a dedicated T. Rowe Price portfolio management team.

Diversification across the underlying components is a core benefit of the fund. Given their varying mandates (in areas such as risk level, opportunity set, and portfolio characteristics), the fund’s allocations to the strategies depends on a wide range of considerations and can be increased or decreased as our assessment evolves and incorporates changes in the market environment.

As outlined in our performance discussion, factor-based strategies faced a challenging market environment in 2018 that persisted into this year. Given these challenges, we temporarily exited from the Quantitative Equity Long/Short component and increased allocations to other strategies, as well as funded a new underlying component, the T. Rowe Price Dynamic Credit Strategy. We also initially reduced our allocation to the Style Premia Strategy—which focuses on return sources that compensate investors for holding country or index-level exposure to factors such as value, carry, and momentum—but later added back to our position as the environment for risk premia strategies improved.

Some of the assets from the quantitative equity strategy were reallocated to our higher-volatility, fundamental research-driven components in order to preserve the fund’s risk profile as well as its ability to generate attractive returns. These strategies are the Macro and Absolute Return component—which is a concentrated and flexible “best ideas” portfolio that leverages our global research capabilities to identify both macro and company-specific investment ideas—and the Equity Research Long/Short portfolio—which is a market-neutral, global large-cap strategy with long and short equity exposure that is focused solely on bottom-up security selection.

During the period, we also opportunistically allocated assets into the Dynamic Credit Strategy, which seeks total return through a combination of income and capital appreciation. The strategy aims to deliver attractive returns throughout the credit cycle by being flexible and broad enough to find opportunities created by changing global markets. The strategy can invest in a broad range of traditional and nontraditional fixed income securities across a variety of sectors.

As market conditions change and as our capabilities grow and evolve, we continually reevaluate and validate our prior research conclusions. If supported by rigorous modeling and analysis, the fund’s portfolio management team may implement beneficial enhancements to the underlying components to ensure that the fund is well positioned to meet its stated objective.

What is portfolio management’s outlook?

The fund aims to generate positive, long-term risk-adjusted returns largely independent of the direction of traditional asset classes, such as stocks and bonds. We seek to accomplish this by allocating the fund’s capital to a variety of absolute return investment strategies that seek attractive return potential per unit of risk. When we properly anticipate the direction of investment outcomes, higher volatility increases our ability to produce attractive returns.

After an extended period of abnormally low volatility that lasted until the beginning of 2018, the recent market environment has signaled a return to volatility as the norm. While equity volatility first showed signs of life late last year, the bond market awoke to higher volatility levels during the last quarter of this year. Additionally, for nearly 20 years, investors have enjoyed a negative correlation between stocks and bonds, a relationship that served as a natural hedge against volatility for a diversified portfolio. However, stocks and bonds have not always behaved that way. There have been several periods historically with positive correlations, during which stocks and bonds moved in tandem.

We believe that increased volatility is here to stay. Bond returns are pressured as the current low-yield environment offers a weak foundation for significant upside, and persistent uncertainty is creating unease in equity markets, leaving investors with few—if any—attractive options in the event of a major market downturn. The fund’s ability to potentially benefit from increased volatility and provide uncorrelated returns is the fundamental reason why we think it deserves a place in an investor’s diversified portfolio.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

The fund has considerable flexibility in seeking capital preservation over time and low overall volatility, and its portfolio is constructed with a goal of providing consistent returns during any market environment. While the fund may lose value at times, the goal is to avoid periods of loss that coincide with negative returns in traditional asset classes, particularly equities. The fund’s adviser may adjust the portfolio and overall risk profile by making tactical decisions to overweight or underweight particular strategies, asset classes, or sectors based on the adviser’s outlook for the global economy and securities markets or risk considerations, as well as by establishing additional long or short positions outside of the strategies discussed in the fund commentary, either through derivatives or physical securities. Although the fund is not managed to a benchmark index, the fund seeks to provide an average annualized total return of the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index plus 5%, before fees and expenses, over five-year periods. There can be no assurance the fund will be able to provide such returns.

Stocks may fluctuate in value and can decline significantly due to many variables, including general weakness in the stock market or in response to dynamics that affect a particular company, industry, or sector. Bond prices may fall because of rising inflation or interest rates or a decrease in the issuer’s credit rating. Bond prices may also fall in the event of a default, which is a failure of the issuer to make scheduled interest or principal payments. High yield bonds and bank loans have a greater risk of default than investment-grade securities. Investing in non-U.S. securities, especially those issued in emerging market countries, involve additional risks, including the potential to lose money because of weakness of foreign currencies versus the U.S. dollar. Also, the fund may not be able to sell a holding in a timely manner at a desired price because of reduced market liquidity, which could lead to greater price volatility. Exposure to commodities may also subject the fund to significant volatility.

The fund uses derivatives, whose values are derived from an underlying asset, and could experience greater losses than investments in stocks and bonds. The fund’s use of derivatives and short sales may result in financial leverage, which may increase its volatility and the potential for losses to exceed the fund’s net assets. The fund uses risk models, but actual risks can be materially different from expected risks and could result in greater volatility and lower-than-expected returns. The fund also uses quantitative models to select investments, but securities with desirable quantitative characteristics in the past may not have those same characteristics in the future.

For a thorough discussion of risks, please see the fund’s prospectus.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

| | Shares/Par | $ Value |
|---|---|---|
| **BANGLADESH 0.2%** | | |
| **Common Stocks 0.2%** | | |
| BRAC Bank (1) | 215,000 | 129 |
| **Total Bangladesh (Cost $152)** | | **129** |
| **BRAZIL 1.4%** | | |
| **Corporate Bonds 1.4%** | | |
| Azul Investments, 5.875%, 10/26/24 (USD) | 400,000 | 414 |
| Minerva Luxembourg, 6.50%, 9/20/26 (USD) | 200,000 | 209 |
| Usiminas International, 5.875%, 7/18/26 (USD) (2) | 245,000 | 250 |
| **Total Brazil (Cost $826)** | | **873** |
| **CANADA 1.6%** | | |
| **Bank Loans 0.6% (6)** | | |
| Stars Group Holdings, FRN, 3M USD LIBOR + 3.50%, 5.604%, 7/10/25 (USD) | 387,423 | 389 |
| | | **389** |
| **Corporate Bonds 1.0%** | | |
| Enbridge, Series 16-A, VR, 6.00%, 1/15/77 (USD) (3) | 250,000 | 262 |
| Transcanada Trust, Series 16-A, VR, 5.875%, 8/15/76 (USD) (3) | 350,000 | 380 |
| | | **642** |
| **Total Canada (Cost $1,029)** | | **1,031** |
| **CHINA 2.4%** | | |
| **Corporate Bonds 2.4%** | | |
| Agile Group Holdings, 8.50%, 7/18/21 (USD) (4) | 400,000 | 423 |
| China Evergrande Group, 6.25%, 6/28/21 (USD) | 200,000 | 188 |
| Country Garden Holdings, 7.125%, 4/25/22 (USD) | 400,000 | 429 |
| Times China Holdings, 7.85%, 6/4/21 (USD) | 400,000 | 412 |
| **Total China (Cost $1,405)** | | **1,452** |

| | | |
|---|---|---|
| **NETHERLANDS 0.4%** | | |
| **Corporate Bonds 0.4%** | | |
| Trivium Packaging Finance, 8.50%, 8/15/27 (USD) (2) | 200,000 | 213 |
| **Total Netherlands (Cost $200)** | | **213** |
| **UNITED ARAB EMIRATES 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Network International Holdings (GBP) (1) | 10,022 | 70 |
| **Total United Arab Emirates (Cost $63)** | | **70** |
| **UNITED KINGDOM 1.5%** | | |
| **Corporate Bonds 1.5%** | | |
| Avon International Capital, 6.50%, 8/15/22 (USD) (2) | 500,000 | 519 |
| Inmarsat Finance, 6.50%, 10/1/24 (USD) (2) | 400,000 | 420 |
| **Total United Kingdom (Cost $919)** | | **939** |
| **UNITED STATES 78.2%** | | |
| **Corporate Bonds 10.4%** | | |
| Anixter, 5.125%, 10/1/21 | 600,000 | 615 |
| Arconic, 6.15%, 8/15/20 | 200,000 | 206 |
| Arconic, 5.40%, 4/15/21 | 200,000 | 207 |
| CSC Holdings, 10.875%, 10/15/25 (2) | 300,000 | 338 |
| Elanco Animal Health, 3.912%, 8/27/21 | 90,000 | 92 |
| Eldorado Resorts, 7.00%, 8/1/23 | 400,000 | 418 |
| HCA Healthcare, 6.25%, 2/15/21 | 750,000 | 786 |
| Hexion, 7.875%, 7/15/27 (2)(4) | 200,000 | 193 |
| Intelsat Jackson Holdings, 9.50%, 9/30/22 (2) | 200,000 | 232 |
| Kosmos Energy, 7.125%, 4/4/26 | 200,000 | 209 |

| | | |
|---|---|---|
| NBCUniversal Enterprise, 5.25% (2)(5) | 200,000 | 206 |
| Nielsen Finance, 5.00%, 4/15/22 (2) | 200,000 | 201 |
| Nielsen Luxembourg, 5.50%, 10/1/21 (2) | 400,000 | 400 |
| NuStar Logistics, 4.80%, 9/1/20 | 200,000 | 201 |
| NVA Holdings, 6.875%, 4/1/26 (2) | 15,000 | 16 |
| SemGroup, 7.25%, 3/15/26 (4) | 300,000 | 325 |
| Solera, 10.50%, 3/1/24 (2) | 300,000 | 314 |
| T-Mobile USA, 6.375%, 3/1/25 | 750,000 | 779 |
| USA Compression Partners, 6.875%, 9/1/27 (2) | 270,000 | 271 |
| Zayo Group, 5.75%, 1/15/27 (2) | 400,000 | 406 |
| | | **6,415** |
| **Bank Loans 14.4% (6)** | | |
| Advanced Disposal Services, FRN, 1M USD LIBOR + 2.25%, 3.93%, 11/10/23 | 596,748 | 598 |
| Aleris International, FRN, 1M USD LIBOR + 4.75%, 6.536%, 2/27/23 | 498,737 | 498 |
| Asurion, FRN, 1M USD LIBOR + 6.50%, 8.286%, 8/4/25 | 570,000 | 572 |
| B&G Foods, FRN, 3M USD LIBOR + 2.50%, 4.475%, 10/10/26 | 140,000 | 140 |
| CEOC, FRN, 1M USD LIBOR + 2.00%, 3.786%, 10/7/24 | 413,437 | 413 |
| Charter NEX U.S., FRN, 1M USD LIBOR + 3.50%, 5.286%, 5/16/24 | 84,788 | 84 |
| Edelman Financial Center, FRN, 1M USD LIBOR + 3.25%, 5.096%, 7/21/25 | 223,313 | 221 |
| Edelman Financial Center, FRN, 1M USD LIBOR + 6.75%, 8.596%, 7/20/26 | 300,000 | 286 |
| FHC Health Systems, FRN, 1M USD LIBOR + 4.00%, 6.104%, 12/23/21 | 397,917 | 397 |
| Fleet U.S. Bidco, FRN, 1M USD LIBOR + 3.25%, 5.235%, 10/7/26 (7) | 165,000 | 165 |
| Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 4.50%, 6.432%, 1/2/24 | 130,000 | 131 |
| Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 3.75%, 5.682%, 11/27/23 | 200,000 | 200 |
| K-MAC Holdings, FRN, 1M USD LIBOR + 6.75%, 8.536%, 3/16/26 | 380,000 | 376 |

| | | |
|---|---|---|
| Lions Gate Capital Holdings, FRN, 1M USD LIBOR + 2.25%, 4.036%, 3/24/25 | 303,945 | 294 |
| Marriott Ownership Resorts, FRN, 1M USD LIBOR + 2.25%, 4.036%, 8/29/25 | 238,200 | 239 |
| Microchip Technology, FRN, 1M USD LIBOR + 2.00%, 3.79%, 5/29/25 | 181,091 | 181 |
| Milacron, FRN, 1M USD LIBOR + 2.50%, 4.286%, 9/28/23 (7) | 395,116 | 395 |
| OMNOVA Solutions, FRN, 1M USD LIBOR + 3.25%, 5.036%, 8/25/23 | 299,126 | 298 |
| Pacific Gas & Electric , FRN, 1M USD LIBOR + 2.25%, 4.24%, 12/31/20 (7) | 485,000 | 480 |
| Refinitiv U.S. Holdings, FRN, 1M USD LIBOR + 3.75%, 5.536%, 10/1/25 | 398,995 | 401 |
| Rent-A-Center, FRN, 3M USD LIBOR + 4.50%, 6.50%, 8/5/26 | 300,000 | 299 |
| S2P Acquisition Borrower, FRN, 3M USD LIBOR + 4.00%, 5.786%, 8/14/26 | 160,000 | 159 |
| Sedgwick Claims Management Services, FRN, 1M USD LIBOR + 3.25%, 5.036%, 12/31/25 | 148,875 | 144 |
| Solera, FRN, 1M USD LIBOR + 2.75%, 4.536%, 3/3/23 | 398,966 | 395 |
| Tacala Investment, FRN, 1M USD LIBOR + 7.00%, 8.786%, 1/30/26 | 430,000 | 427 |
| Trans Union, FRN, 1M USD LIBOR + 2.00%, 3.80%, 6/19/25 | 414,750 | 415 |
| Uber Technologies, FRN, 1M USD LIBOR + 4.00%, 5.914%, 4/4/25 | 395,000 | 389 |
| Vungle, FRN, 1M USD LIBOR + 5.50%, 7.30%, 9/30/26 | 295,000 | 290 |
| | | **8,887** |
| **Common Stocks 1.6%** | | |
| 10X Genomics, Class A (1) | 182 | 11 |
| Celgene (1) | 1,900 | 205 |
| Cloudflare, Class A (1) | 3,588 | 61 |
| Collier Creek Holdings (1) | 14,339 | 154 |
| Conyers Park II Acquisition (1) | 3,442 | 37 |
| Edison International | 1,230 | 77 |
| Exagen (1)(4) | 552 | 8 |
| Health Catalyst (1)(4) | 562 | 18 |
| IGM Biosciences (1) | 442 | 10 |

| | | |
|---|---|---|
| T. Rowe Price Ultra Short-Term Bond Fund - I Class, 2.35% (8)(9) | 3,781,316 | 19,096 |
| | | **29,693** |
| **Total United States (Cost $48,075)** | | **48,321** |

## SHORT-TERM INVESTMENTS 7.5%

**Money Market Funds 7.5%**

| | | |
|---|---|---|
| T. Rowe Price Government Reserve Fund, 1.83% (8)(10) | 4,622,254 | 4,622 |
| **Total Short-Term Investments (Cost $4,622)** | | **4,622** |

## SECURITIES LENDING COLLATERAL 1.9%

**Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.6%**

**Short-Term Funds 0.6%**

| | | |
|---|---|---|
| T. Rowe Price Short-Term Fund, 1.97% (8)(10) | 39,510 | 395 |
| **Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank** | | **395** |

**Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 1.3%**

**Short-Term Funds 1.3%**

| | | |
|---|---|---|
| T. Rowe Price Short-Term Fund, 1.97% (8)(10) | 80,293 | 803 |
| **Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company** | | **803** |
| **Total Securities Lending Collateral (Cost $1,198)** | | **1,198** |

## OPTIONS PURCHASED 0.0%

**Exchange-Traded Options Purchased 0.0%**

| Description | Contracts | Notional Amount | $ Value |
|---|---|---|---|
| Deere, Put, 12/20/19 @ $155.00 (1) | 20 | 348 | 3 |
| Health Care Select Sector SPDR Fund, Put, 12/20/19 @ $88.00 (1) | 75 | 711 | 3 |

| | | | |
|---|---|---|---|
| Industrial Select Sector SPDR Fund, Put, 12/20/19 @ $75.00 (1) | 75 | 589 | 6 |
| Prospect Capital, Put, 1/17/20 @ $5.00 (1) | 318 | 205 | 1 |
| Rent-A-Center, Put, 1/17/20 @ $19.00 (1) | 41 | 106 | 1 |
| Rent-A-Center, Put, 1/17/20 @ $12.00 (1) | 29 | 75 | — |
| Rent-A-Center, Put, 1/17/20 @ $15.00 (1) | 13 | 34 | — |
| SPDR S&P 500 ETF Trust, Put, 12/20/19 @ $265.00 (1) | 80 | 2,427 | 4 |
| **Total Options Purchased (Cost $95)** | | | **18** |
| **Total Investments in Securities** | | | |
| **96.9% of Net Assets (Cost $59,596)** | | | **$ 59,956** |

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $4,183 and represents 6.8% of net assets.

(3) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(4) See Note 4. All or a portion of this security is on loan at October 31, 2019.

(5) Perpetual security with no stated maturity date.

(6) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(7) See Note 2. Level 3 in fair value hierarchy.

(8) Affiliated Companies

(9) SEC 30-day yield

(10) Seven-day yield

| | |
|---|---|
| 1M ADBB | One month AUD bank bill |
| 1M CAD CDOR | One month CAD CDOR (Canadian Dollar offered rate) |
| 1M CHF LIBOR | One month CHF LIBOR (London interbank offered rate) |
| 1M CNH HIBOR | One month CNH HIBOR (Hong Kong interbank offered rate) |
| 1M DKK CIBOR | One month DKK CIBOR (Copenhagen interbank offered rate) |
| 1M EUR LIBOR | One month EUR EURIBOR (EURO interbank offered rate) |
| 1M GBP LIBOR | One month GBP LIBOR (London interbank offered rate) |
| 1M HKD HIBOR | One month HKD HIBOR (Hong Kong interbank offered rate) |
| 1M JPY LIBOR | One month JPY LIBOR (London interbank offered rate) |
| 1M NOK NIBOR | One month NOK NIBOR (Norwegian interbank offered rate) |
| 1M SEK STIBOR | One month SEK STIBOR (Stockholm interbank offered rate) |
| 1M USD LIBOR | One month USD LIBOR (London interbank offered rate) |
| 3M USD LIBOR | Three month USD LIBOR (London interbank offered rate) |
| BRL | Brazilian Real |

(Amounts in $000s)

## Swaps (0.1)%

| Description | Notional Amount | $ Value | Upfront Payments/ $ (Receipts) | Unrealized $ Gain/(Loss) |
|---|---|---|---|---|
| **Bilateral Swaps (0.1)%** | | | | |
| **Credit Default Swaps, Protection Bought (0.0)%** | | | | |
| **Sweden (0.0)%** | | | | |
| Goldman Sachs, Protection Bought (Relevant Credit: Stena, 7.00% 2/1/24), Pay 5.00% Quarterly, Receive upon credit default, 6/20/21 (EUR) | 100 | (6) | (2) | (4) |
| **Total Sweden** | | | **(2)** | **(4)** |
| **Total Bilateral Credit Default Swaps, Protection Bought** | | | **(2)** | **(4)** |
| **Total Return Swaps (0.1)%** | | | | |
| **Australia (0.0)%** | | | | |
| Citibank, Pay Underlying Reference: Australia & New Zealand Banking Group Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 145 | 3 | — | 3 |
| Citibank, Pay Underlying Reference: Commonwealth Bank of Australia Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 167 | 1 | — | 1 |
| Citibank, Pay Underlying Reference: Fortescue Metals Group Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 129 | (3) | — | (3) |
| Citibank, Pay Underlying Reference: National Australia Bank Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 158 | — | — | — |
| Citibank, Pay Underlying Reference: Westpac Banking Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 156 | 3 | — | 3 |
| Citibank, Receive Underlying Reference: Northern Star Resources Monthly, Pay Variable 1.29% (1M ADBB + 0.40%) Monthly, 1/17/20 | 137 | (13) | — | (13) |
| JPMorgan Chase, Pay Underlying Reference: National Australia Bank Monthly, Receive Variable 0.59% (1M ADBB + (0.30)%) Monthly, 1/17/20 | 29 | — | — | — |

| | | | | |
|---|---|---|---|---|
| JPMorgan Chase, Pay Underlying Reference: Westpac Banking Monthly, Receive Variable 0.59% (1M ADBB + (0.30)%) Monthly, 1/17/20 | 30 | 1 | – | 1 |
| Morgan Stanley, Pay Underlying Reference: Australia & New Zealand Banking Group Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 28 | 1 | – | 1 |
| Morgan Stanley, Pay Underlying Reference: Fortescue Metals Group Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 86 | (2) | – | (2) |
| Morgan Stanley, Pay Underlying Reference: National Australia Bank Monthly, Receive Variable 0.49% (1M ADBB + (0.40)%) Monthly, 1/17/20 | 28 | – | – | – |
| UBS Securities, Pay Underlying Reference: Fortescue Metals Group Monthly, Receive Variable 0.44% (1M ADBB + (0.45)%) Monthly, 1/17/20 | 86 | (2) | – | (2) |
| **Total Australia** | | | **–** | **(11)** |
| **Austria 0.0%** | | | | |
| Morgan Stanley, Receive Underlying Reference: BAWAG Group Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 152 | 3 | – | 3 |
| **Total Austria** | | | **–** | **3** |
| **Belgium 0.0%** | | | | |
| Goldman Sachs, Receive Underlying Reference: Umicore Monthly, Pay Variable (0.058)% (1M EUR LIBOR + 0.40%) Monthly, 1/17/20 | 119 | 4 | – | 4 |
| **Total Belgium** | | | **–** | **4** |
| **Bermuda (0.0)%** | | | | |
| Citibank, Receive Underlying Reference: Hiscox Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 274 | (25) | – | (25) |

| | | | | |
|---|---|---|---|---|
| Goldman Sachs, Receive Underlying Reference: Axis Capital Holdings Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 63 | (4) | – | (4) |
| Morgan Stanley, Receive Underlying Reference: Credicorp Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 21 | 1 | – | 1 |
| Morgan Stanley, Receive Underlying Reference: Credicorp Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 105 | 3 | – | 3 |
| **Total Bermuda** | | | **–** | **(25)** |
| **Brazil 0.0%** | | | | |
| Morgan Stanley, Receive Underlying Reference: Magazine Luiza Monthly, Pay Variable 2.339% (1M USD LIBOR + 0.45%) Monthly, 1/17/20 | 112 | 11 | – | 11 |
| Morgan Stanley, Receive Underlying Reference: Magazine Luiza Monthly, Pay Variable 2.589% (1M USD LIBOR + 0.70%) Monthly, 1/17/20 | 54 | 6 | – | 6 |
| **Total Brazil** | | | **–** | **17** |
| **Canada 0.0%** | | | | |
| Citibank, Receive Underlying Reference: Sprott Physical Gold and Silver Trust Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 21 | 1 | – | 1 |
| Goldman Sachs, Receive Underlying Reference: Bombardier, Class B Monthly, Pay Variable 2.354% (1M CAD CDOR + 0.40%) Monthly, 1/17/20 | 188 | 2 | – | 2 |
| Morgan Stanley, Receive Underlying Reference: ERO Monthly, Pay Variable 2.504% (1M CAD CDOR + 0.55%) Monthly, 1/17/20 | 211 | – | – | – |
| Morgan Stanley, Receive Underlying Reference: Franco-Nevada Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 118 | 8 | – | 8 |
| Morgan Stanley, Receive Underlying Reference: Interfor Monthly, Pay Variable 2.504% (1M CAD CDOR + 0.55%) Monthly, 1/17/20 | 226 | 31 | – | 31 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: Kirkland Lake Gold Monthly, Pay Variable 2.504% (1M CAD CDOR + 0.55%) Monthly, 1/17/20 | 116 | 6 | — | 6 |
| Morgan Stanley, Receive Underlying Reference: Sprott Physical Gold and Silver Trust Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 64 | 2 | — | 2 |
| Morgan Stanley, Receive Underlying Reference: West Fraser Timber Monthly, Pay Variable 2.504% (1M CAD CDOR + 0.55%) Monthly, 1/17/20 | 238 | 33 | — | 33 |
| **Total Canada** | | | — | **83** |
| **Cayman Islands 0.0%** | | | | |
| Bank of America, Receive Underlying Reference: Alibaba Group Holding Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 140 | 1 | — | 1 |
| Citibank, Receive Underlying Reference: Geely Automobile Holdings Monthly, Pay Variable 1.938% (1M HKD HIBOR + 0.40%) Monthly, 1/17/20 | 160 | 2 | — | 2 |
| Citibank, Receive Underlying Reference: Minth Group Monthly, Pay Variable 1.938% (1M HKD HIBOR + 0.40%) Monthly, 1/17/20 | 214 | 1 | — | 1 |
| Morgan Stanley, Receive Underlying Reference: Baozun Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 96 | (4) | — | (4) |
| Morgan Stanley, Receive Underlying Reference: Geely Automobile Holdings Monthly, Pay Variable 2.088% (1M HKD HIBOR + 0.55%) Monthly, 1/17/20 | 333 | 5 | — | 5 |
| Morgan Stanley, Receive Underlying Reference: Minth Group Monthly, Pay Variable 2.088% (1M HKD HIBOR + 0.55%) Monthly, 1/17/20 | 161 | 1 | — | 1 |
| UBS Securities, Receive Underlying Reference: Geely Automobile Holdings Monthly, Pay Variable 1.888% (1M HKD HIBOR + 0.35%) Monthly, 1/17/20 | 799 | 12 | — | 12 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Pay Underlying Reference: Cie de Saint-Gobain Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 224 | 9 | – | 9 |
| Morgan Stanley, Pay Underlying Reference: Ingenico Group Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 115 | (5) | – | (5) |
| Morgan Stanley, Receive Underlying Reference: AXA Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 131 | (1) | – | (1) |
| Morgan Stanley, Receive Underlying Reference: BioMerieux Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 223 | (7) | – | (7) |
| Morgan Stanley, Receive Underlying Reference: Eutelsat Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 214 | (17) | – | (17) |
| Morgan Stanley, Receive Underlying Reference: Sartorius Stedim Biotech Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 26 | 1 | – | 1 |
| Morgan Stanley, Receive Underlying Reference: Thales Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 184 | (19) | – | (19) |
| UBS Securities, Pay Underlying Reference: LVMH Moet Hennessy Louis Vuitton Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 164 | (1) | – | (1) |
| UBS Securities, Pay Underlying Reference: Orange Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 249 | 7 | – | 7 |
| UBS Securities, Receive Underlying Reference: JCDecaux Monthly, Pay Variable (0.108)% (1M EUR LIBOR + 0.35%) Monthly, 1/17/20 | 41 | 4 | – | 4 |
| **Total France** | | | – | (77) |
| | | | | |
| **Germany 0.0%** | | | | |
| Citibank, Pay Underlying Reference: Fresenius Monthly, Receive Variable (0.808)% (1M EUR LIBOR + (0.35)%) Monthly, 1/17/20 | 143 | (14) | – | (14) |

| | | | | |
|---|---|---|---|---|
| Citibank, Pay Underlying Reference: Merck Monthly, Receive Variable (0.808)% (1M EUR LIBOR + (0.35)%) Monthly, 1/17/20 | 102 | (2) | — | (2) |
| Citibank, Pay Underlying Reference: MTU Aero Engines Monthly, Receive Variable (0.808)% (1M EUR LIBOR + (0.35)%) Monthly, 1/17/20 | 55 | — | — | — |
| Citibank, Receive Underlying Reference: Brenntag Monthly, Pay Variable (0.108)% (1M EUR LIBOR + 0.35%) Monthly, 1/17/20 | 175 | 2 | — | 2 |
| Citibank, Receive Underlying Reference: Continental Monthly, Pay Variable (0.108)% (1M EUR LIBOR + 0.35%) Monthly, 1/17/20 | 43 | 1 | — | 1 |
| Citibank, Receive Underlying Reference: Deutsche Wohnen Monthly, Pay Variable (0.108)% (1M EUR LIBOR + 0.35%) Monthly, 1/17/20 | 428 | (6) | — | (6) |
| Citibank, Receive Underlying Reference: Sartorius Monthly, Pay Variable (0.108)% (1M EUR LIBOR + 0.35%) Monthly, 1/17/20 | 52 | — | — | — |
| Goldman Sachs, Pay Underlying Reference: Covestro Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 94 | 6 | — | 6 |
| Goldman Sachs, Pay Underlying Reference: Deutsche Boerse Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 51 | 3 | — | 3 |
| Goldman Sachs, Pay Underlying Reference: Deutsche Post Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 38 | (2) | — | (2) |
| Goldman Sachs, Pay Underlying Reference: Deutsche Telekom Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 73 | — | — | — |
| Goldman Sachs, Pay Underlying Reference: Merck Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 436 | (9) | — | (9) |
| Goldman Sachs, Pay Underlying Reference: Muenchener Rueckversicherungs-Gesellschaft Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 62 | (1) | — | (1) |

| | | | | |
|---|---|---|---|---|
| Goldman Sachs, Pay Underlying Reference: Vonovia Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 308 | — | — | — |
| Goldman Sachs, Receive Underlying Reference: Brenntag Monthly, Pay Variable (0.058)% (1M EUR LIBOR + 0.40%) Monthly, 1/17/20 | 124 | 1 | — | 1 |
| Goldman Sachs, Receive Underlying Reference: Continental Monthly, Pay Variable (0.058)% (1M EUR LIBOR + 0.40%) Monthly, 1/17/20 | 235 | 5 | — | 5 |
| Goldman Sachs, Receive Underlying Reference: Deutsche Wohnen Monthly, Pay Variable (0.058)% (1M EUR LIBOR + 0.40%) Monthly, 1/17/20 | 371 | (5) | — | (5) |
| Morgan Stanley, Pay Underlying Reference: Covestro Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 74 | 5 | — | 5 |
| Morgan Stanley, Pay Underlying Reference: Deutsche Boerse Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 172 | 8 | — | 8 |
| Morgan Stanley, Pay Underlying Reference: Deutsche Post Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 219 | (12) | — | (12) |
| Morgan Stanley, Pay Underlying Reference: Deutsche Telekom Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 589 | (3) | — | (3) |
| Morgan Stanley, Pay Underlying Reference: Hannover Rueck Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 341 | (2) | — | (2) |
| Morgan Stanley, Pay Underlying Reference: Vonovia Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 62 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Continental Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 171 | 4 | — | 4 |
| Morgan Stanley, Receive Underlying Reference: Daimler Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 88 | 9 | — | 9 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Pay Underlying Reference: Nippon Steel Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 4,869 | (2) | — | (2) |
| Morgan Stanley, Pay Underlying Reference: Nomura Holdings Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/17/20 | 1,125 | (2) | — | (2) |
| Morgan Stanley, Pay Underlying Reference: Omron Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 15,050 | (10) | — | (10) |
| Morgan Stanley, Pay Underlying Reference: Seven & i Holdings Monthly, Receive Variable (0.515)% (1M JPY LIBOR + (0.40)%) Monthly, 1/17/20 | 35,167 | 10 | — | 10 |
| Morgan Stanley, Pay Underlying Reference: SG Holdings Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 14,963 | (2) | — | (2) |
| Morgan Stanley, Pay Underlying Reference: Subaru Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 21,086 | (9) | — | (9) |
| Morgan Stanley, Pay Underlying Reference: SUMCO Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/17/20 | 57,189 | (39) | — | (39) |
| Morgan Stanley, Pay Underlying Reference: Sysmex Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 9,099 | (2) | — | (2) |
| Morgan Stanley, Pay Underlying Reference: Toyota Motor Monthly, Receive Variable (0.505)% (1M JPY LIBOR + (0.40)%) Monthly, 1/17/20 | 31,434 | (2) | — | (2) |
| Morgan Stanley, Pay Underlying Reference: Toyota Motor Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/17/20 | 39,879 | (13) | — | (13) |
| Morgan Stanley, Receive Underlying Reference: Asics Monthly, Pay Variable 0.445% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 7,315 | 1 | — | 1 |
| Morgan Stanley, Receive Underlying Reference: Daikin Industries Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/20/20 | 14,440 | 8 | — | 8 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: Denso Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 74,859 | 37 | — | 37 |
| Morgan Stanley, Receive Underlying Reference: Disco Monthly, Pay Variable 0.445% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 28,775 | 21 | — | 21 |
| Morgan Stanley, Receive Underlying Reference: Hitachi Monthly, Pay Variable 0.445% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 39,165 | (12) | — | (12) |
| Morgan Stanley, Receive Underlying Reference: Hoshizaki Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 26,784 | 17 | — | 17 |
| Morgan Stanley, Receive Underlying Reference: Industrial & Infrastructure Fund Investment Monthly, Pay Variable 0.432% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 1,182 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Industrial & Infrastructure Fund Investment Monthly, Pay Variable 0.434% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 2,877 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Industrial & Infrastructure Fund Investment Monthly, Pay Variable 0.435% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 512 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Industrial & Infrastructure Fund Investment Monthly, Pay Variable 0.437% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 850 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Industrial & Infrastructure Fund Investment Monthly, Pay Variable 0.438% (1M JPY LIBOR + 0.40%) Monthly, 1/17/20 | 1,355 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Industrial & Infrastructure Fund Investment Monthly, Pay Variable 0.44% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 1,376 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Industrial & Infrastructure Fund Investment Monthly, Pay Variable 0.445% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 1,201 | — | — | — |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: SMC Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/20/20 | 13,968 | 2 | – | 2 |
| Morgan Stanley, Receive Underlying Reference: Sony Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/20/20 | 10,729 | 6 | – | 6 |
| Morgan Stanley, Receive Underlying Reference: Suzuki Motor Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/20/20 | 17,100 | 14 | – | 14 |
| Morgan Stanley, Receive Underlying Reference: Taiyo Yuden Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 4,091 | 3 | – | 3 |
| Morgan Stanley, Receive Underlying Reference: Tokyo Electron Monthly, Pay Variable 0.449% (1M JPY LIBOR + 0.55%) Monthly, 1/17/20 | 4,361 | 1 | – | 1 |
| UBS Securities, Pay Underlying Reference: Eisai Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 26,342 | (110) | – | (110) |
| UBS Securities, Pay Underlying Reference: FamilyMart Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 7,731 | 2 | – | 2 |
| UBS Securities, Pay Underlying Reference: Honda Motor Monthly, Receive Variable (0.451)% (1M JPY LIBOR + (0.35)%) Monthly, 1/20/20 | 5,799 | (1) | – | (1) |
| UBS Securities, Pay Underlying Reference: Nomura Holdings Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/17/20 | 20,978 | (9) | – | (9) |
| UBS Securities, Pay Underlying Reference: Ono Pharmaceutical Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/20/20 | 24,199 | (14) | – | (14) |
| UBS Securities, Pay Underlying Reference: SUMCO Monthly, Receive Variable (0.501)% (1M JPY LIBOR + (0.40)%) Monthly, 1/17/20 | 12,897 | (9) | – | (9) |
| UBS Securities, Receive Underlying Reference: Asics Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/20/20 | 8,156 | 4 | – | 4 |

| | | | | |
|---|---|---|---|---|
| UBS Securities, Receive Underlying Reference: Disco Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/17/20 | 8,720 | 8 | – | 8 |
| UBS Securities, Receive Underlying Reference: Hoshizaki Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/17/20 | 25,056 | 16 | – | 16 |
| UBS Securities, Receive Underlying Reference: JINS Holdings Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/20/20 | 5,796 | 3 | – | 3 |
| UBS Securities, Receive Underlying Reference: Kusuri no Aoki Holdings Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/17/20 | 4,674 | 2 | – | 2 |
| UBS Securities, Receive Underlying Reference: Money Forward Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/17/20 | 6,044 | 5 | – | 5 |
| UBS Securities, Receive Underlying Reference: Nextage Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/17/20 | 4,177 | – | – | – |
| UBS Securities, Receive Underlying Reference: NTT DOCOMO Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/20/20 | 9,170 | 5 | – | 5 |
| UBS Securities, Receive Underlying Reference: Sumitomo Metal Mining Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/20/20 | 1,718 | 1 | – | 1 |
| UBS Securities, Receive Underlying Reference: TechnoPro Holdings Monthly, Pay Variable 0.249% (1M JPY LIBOR + 0.35%) Monthly, 1/20/20 | 9,184 | 2 | – | 2 |
| **Total Japan** | | | – | (35) |

**Jersey 0.0%**

| | | | | |
|---|---|---|---|---|
| Citibank, Pay Underlying Reference: Ferguson Monthly, Receive Variable 0.365% (1M GBP LIBOR + (0.35)%) Monthly, 1/17/20 | 80 | (4) | – | (4) |
| Goldman Sachs, Pay Underlying Reference: Ferguson Monthly, Receive Variable 0.315% (1M GBP LIBOR + (0.40)%) Monthly, 1/17/20 | 2 | – | – | – |

| | | | | |
|---|---|---|---|---|
| Goldman Sachs, Receive Underlying Reference: WPP Monthly, Pay Variable 1.115% (1M GBP LIBOR + 0.40%) Monthly, 1/17/20 | 64 | 3 | – | 3 |
| Morgan Stanley, Receive Underlying Reference: Aptiv Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 107 | (1) | – | (1) |
| UBS Securities, Receive Underlying Reference: WPP Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 150 | 7 | – | 7 |
| **Total Jersey** | | | – | 5 |
| **Luxembourg (0.0)%** | | | | |
| Goldman Sachs, Receive Underlying Reference: Eurofins Scientific Monthly, Pay Variable (0.058)% (1M EUR LIBOR + 0.40%) Monthly, 1/17/20 | 40 | (2) | – | (2) |
| **Total Luxembourg** | | | – | (2) |
| **Netherlands 0.0%** | | | | |
| Citibank, Receive Underlying Reference: ASML Holding Monthly, Pay Variable (0.108)% (1M EUR LIBOR + 0.35%) Monthly, 1/17/20 | 24 | (1) | – | (1) |
| Goldman Sachs, Pay Underlying Reference: ING Groep Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 64 | (1) | – | (1) |
| Goldman Sachs, Pay Underlying Reference: Koninklijke KPN Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 81 | 5 | – | 5 |
| Morgan Stanley, Pay Underlying Reference: ING Groep Monthly, Receive Variable (0.858)% (1M EUR LIBOR + (0.40)%) Monthly, 1/17/20 | 143 | (1) | – | (1) |
| Morgan Stanley, Receive Underlying Reference: ASML Holding Monthly, Pay Variable 0.092% (1M EUR LIBOR + 0.55%) Monthly, 1/17/20 | 122 | (5) | – | (5) |
| Morgan Stanley, Receive Underlying Reference: Constellium Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 213 | (6) | – | (6) |

| | | | | |
|---|---|---|---|---|
| UBS Securities, Receive Underlying Reference: Roche Holding Monthly, Pay Variable (0.448)% (1M CHF LIBOR + 0.35%) Monthly, 1/17/20 | 684 | 16 | – | 16 |
| **Total Switzerland** | | | **–** | **15** |
| **United Kingdom (0.0)%** | | | | |
| Citibank, Pay Underlying Reference: Aviva Monthly, Receive Variable 0.365% (1M GBP LIBOR + (0.35)%) Monthly, 1/17/20 | 503 | (14) | – | (14) |
| Citibank, Pay Underlying Reference: Gates Industrial Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 77 | (3) | – | (3) |
| Citibank, Pay Underlying Reference: Hammerson Monthly, Receive Variable 0.363% (1M GBP LIBOR + (0.35)%) Monthly, 1/17/20 | 76 | 4 | – | 4 |
| Citibank, Pay Underlying Reference: Informa Monthly, Receive Variable 0.365% (1M GBP LIBOR + (0.35)%) Monthly, 1/17/20 | 123 | 3 | – | 3 |
| Citibank, Pay Underlying Reference: Just Eat Monthly, Receive Variable 0.363% (1M GBP LIBOR + (0.35)%) Monthly, 1/17/20 | 75 | 2 | – | 2 |
| Citibank, Pay Underlying Reference: Standard Life Aberdeen Monthly, Receive Variable 0.365% (1M GBP LIBOR + (0.35)%) Monthly, 1/17/20 | 60 | (4) | – | (4) |
| Citibank, Receive Underlying Reference: Derwent London Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 184 | (2) | – | (2) |
| Citibank, Receive Underlying Reference: iPath Bloomberg Coffee Subindex Total Return ETN Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 100 | 10 | – | 10 |
| Citibank, Receive Underlying Reference: London Stock Exchange Group Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 126 | (6) | – | (6) |
| Citibank, Receive Underlying Reference: RSA Insurance Group Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 92 | (1) | – | (1) |

| | | | | |
|---|---|---|---|---|
| Citibank, Receive Underlying Reference: Smiths Group Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 133 | 4 | – | 4 |
| Goldman Sachs, Pay Underlying Reference: Bunzl Monthly, Receive Variable 0.315% (1M GBP LIBOR + (0.40)%) Monthly, 1/17/20 | 415 | (6) | – | (6) |
| Goldman Sachs, Receive Underlying Reference: Great Portland Estates Monthly, Pay Variable 1.115% (1M GBP LIBOR + 0.40%) Monthly, 1/17/20 | 65 | 1 | – | 1 |
| Goldman Sachs, Receive Underlying Reference: HomeServe Monthly, Pay Variable 1.115% (1M GBP LIBOR + 0.40%) Monthly, 1/17/20 | 34 | 1 | – | 1 |
| Goldman Sachs, Receive Underlying Reference: RSA Insurance Group Monthly, Pay Variable 1.115% (1M GBP LIBOR + 0.40%) Monthly, 1/17/20 | 62 | – | – | – |
| Morgan Stanley, Pay Underlying Reference: Bunzl Monthly, Receive Variable 0.311% (1M GBP LIBOR + (0.40)%) Monthly, 1/17/20 | 52 | (1) | – | (1) |
| Morgan Stanley, Pay Underlying Reference: Informa Monthly, Receive Variable 0.315% (1M GBP LIBOR + (0.40)%) Monthly, 1/17/20 | 145 | 3 | – | 3 |
| Morgan Stanley, Pay Underlying Reference: Standard Life Aberdeen Monthly, Receive Variable 0.315% (1M GBP LIBOR + (0.40)%) Monthly, 1/17/20 | 444 | (29) | – | (29) |
| Morgan Stanley, Receive Underlying Reference: AstraZeneca Monthly, Pay Variable 1.265% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 55 | 6 | – | 6 |
| Morgan Stanley, Receive Underlying Reference: BP Monthly, Pay Variable 1.265% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 149 | – | – | – |
| Morgan Stanley, Receive Underlying Reference: BT Group Monthly, Pay Variable 1.265% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 206 | 4 | – | 4 |
| Morgan Stanley, Receive Underlying Reference: Derwent London Monthly, Pay Variable 1.265% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 48 | – | – | – |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: LivaNova Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 249 | (42) | – | (42) |
| Morgan Stanley, Receive Underlying Reference: Network International Holdings Monthly, Pay Variable 1.262% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 26 | 1 | – | 1 |
| Morgan Stanley, Receive Underlying Reference: Network International Holdings Monthly, Pay Variable 1.265% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 44 | (2) | – | (2) |
| Morgan Stanley, Receive Underlying Reference: Nielsen Holdings Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 144 | (3) | – | (3) |
| Morgan Stanley, Receive Underlying Reference: Smith & Nephew Monthly, Pay Variable 1.265% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 36 | (4) | – | (4) |
| Morgan Stanley, Receive Underlying Reference: Weir Group Monthly, Pay Variable 1.265% (1M GBP LIBOR + 0.55%) Monthly, 1/17/20 | 83 | (2) | – | (2) |
| UBS Securities, Receive Underlying Reference: AstraZeneca Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 165 | 19 | – | 19 |
| UBS Securities, Receive Underlying Reference: BP Monthly, Pay Variable 1.065% (1M GBP LIBOR + 0.35%) Monthly, 1/17/20 | 30 | – | – | – |
| **Total United Kingdom** | | | – | (61) |
| **United States (0.1)%** | | | | |
| Bank of America, Pay Underlying Reference: Apartment Investment & Management, Class A Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 120 | (3) | – | (3) |
| Bank of America, Pay Underlying Reference: Coty, Class A Monthly, Receive Variable 0.417% (1M USD LIBOR + (1.473)%) Monthly, 1/17/20 | 140 | (18) | – | (18) |
| Bank of America, Pay Underlying Reference: Duke Energy Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 164 | 1 | – | 1 |

| | | | | |
|---|---|---|---|---|
| Bank of America, Pay Underlying Reference: FMC Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 294 | (30) | — | (30) |
| Bank of America, Pay Underlying Reference: Humana Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 179 | (11) | — | (11) |
| Bank of America, Pay Underlying Reference: Merck Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 668 | (12) | — | (12) |
| Bank of America, Pay Underlying Reference: Southwest Airlines Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 101 | (4) | — | (4) |
| Bank of America, Pay Underlying Reference: UDR Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 167 | (6) | — | (6) |
| Bank of America, Pay Underlying Reference: UnitedHealth Group Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 174 | (10) | — | (10) |
| Bank of America, Pay Underlying Reference: ViaSat Monthly, Receive Variable 1.021% (1M USD LIBOR + (0.869)%) Monthly, 1/17/20 | 71 | 3 | — | 3 |
| Bank of America, Pay Underlying Reference: ViaSat Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 42 | 2 | — | 2 |
| Bank of America, Receive Underlying Reference: Applied Materials Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 106 | 2 | — | 2 |
| Bank of America, Receive Underlying Reference: Avery Dennison Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 392 | 48 | — | 48 |
| Bank of America, Receive Underlying Reference: Cognizant Technology Solutions, Class A Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 136 | (1) | — | (1) |
| Bank of America, Receive Underlying Reference: JB Hunt Transport Services Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 495 | 26 | — | 26 |

| | | | | |
|---|---|---|---|---|
| Citibank, Receive Underlying Reference: Air Products & Chemicals Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 114 | (1) | — | (1) |
| Citibank, Receive Underlying Reference: Cigna Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 82 | 10 | — | 10 |
| Citibank, Receive Underlying Reference: Halliburton Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 85 | 2 | — | 2 |
| Citibank, Receive Underlying Reference: Liberty Oilfield Services, Class A Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 71 | 8 | — | 8 |
| Citibank, Receive Underlying Reference: NextEra Energy Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 228 | 11 | — | 11 |
| Citibank, Receive Underlying Reference: Paycom Software Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 177 | (8) | — | (8) |
| Citibank, Receive Underlying Reference: Pluralsight, Class A Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 66 | 6 | — | 6 |
| Citibank, Receive Underlying Reference: RPM International Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 235 | 17 | — | 17 |
| Citibank, Receive Underlying Reference: Teucrium Sugar Fund Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 106 | — | — | — |
| Citibank, Receive Underlying Reference: VeriSign Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 164 | 3 | — | 3 |
| Citibank, Receive Underlying Reference: Westlake Chemical Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 70 | 1 | — | 1 |
| Goldman Sachs, Pay Underlying Reference: Hasbro Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 93 | 18 | — | 18 |

| | | | | |
|---|---|---|---|---|
| Goldman Sachs, Pay Underlying Reference: HollyFrontier Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 467 | (1) | — | (1) |
| Goldman Sachs, Pay Underlying Reference: Hormel Foods Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 200 | — | — | — |
| Goldman Sachs, Pay Underlying Reference: International Business Machines Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 27 | 2 | — | 2 |
| Goldman Sachs, Pay Underlying Reference: Interpublic Group Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 79 | (4) | — | (4) |
| Goldman Sachs, Pay Underlying Reference: Kellogg Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 189 | (5) | — | (5) |
| Goldman Sachs, Pay Underlying Reference: Kraft Heinz Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 118 | (30) | — | (30) |
| Goldman Sachs, Pay Underlying Reference: Parker-Hannifin Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 76 | (1) | — | (1) |
| Goldman Sachs, Pay Underlying Reference: Raytheon Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 205 | (14) | — | (14) |
| Goldman Sachs, Pay Underlying Reference: Simon Property Group Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 123 | (1) | — | (1) |
| Goldman Sachs, Pay Underlying Reference: Smart Sand Monthly, Receive Variable (0.596)% (1M USD LIBOR + (2.485)%) Monthly, 1/17/20 | 72 | 3 | — | 3 |
| Goldman Sachs, Pay Underlying Reference: Starbucks Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 376 | 9 | — | 9 |
| Goldman Sachs, Pay Underlying Reference: Zimmer Biomet Holdings Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 125 | — | — | — |

| | | | | |
|---|---|---|---|---|
| Goldman Sachs, Receive Underlying Reference: Amphenol, Class A Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 382 | 7 | — | 7 |
| Goldman Sachs, Receive Underlying Reference: AtriCure Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 70 | — | — | — |
| Goldman Sachs, Receive Underlying Reference: Cimarex Energy Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 87 | (3) | — | (3) |
| Goldman Sachs, Receive Underlying Reference: Dollar Tree Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 122 | (7) | — | (7) |
| Goldman Sachs, Receive Underlying Reference: Encore Capital Group Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 196 | — | — | — |
| Goldman Sachs, Receive Underlying Reference: Fortive Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 163 | (1) | — | (1) |
| Goldman Sachs, Receive Underlying Reference: International Paper Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 300 | 16 | — | 16 |
| Goldman Sachs, Receive Underlying Reference: McDonald's Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 308 | (16) | — | (16) |
| Goldman Sachs, Receive Underlying Reference: NexTier Oilfield Solutions Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 5 | — | — | — |
| Goldman Sachs, Receive Underlying Reference: Packaging Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 396 | 8 | — | 8 |
| Goldman Sachs, Receive Underlying Reference: Pioneer Natural Resources Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 137 | (8) | — | (8) |
| Goldman Sachs, Receive Underlying Reference: Southern Copper Monthly, Pay Variable 2.289% (1M USD LIBOR + 0.40%) Monthly, 1/17/20 | 137 | 5 | — | 5 |

| | | | | |
|---|---|---|---|---|
| JPMorgan Chase, Pay Underlying Reference: Goldman Sachs Group Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 269 | (9) | — | (9) |
| JPMorgan Chase, Pay Underlying Reference: Hasbro Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 22 | 4 | — | 4 |
| JPMorgan Chase, Pay Underlying Reference: Henry Schein Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 85 | (1) | — | (1) |
| JPMorgan Chase, Pay Underlying Reference: Hershey Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 223 | 8 | — | 8 |
| JPMorgan Chase, Pay Underlying Reference: Hewlett Packard Enterprise Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 212 | (18) | — | (18) |
| JPMorgan Chase, Pay Underlying Reference: Intel Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 181 | (13) | — | (13) |
| JPMorgan Chase, Pay Underlying Reference: International Business Machines Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 164 | 11 | — | 11 |
| JPMorgan Chase, Pay Underlying Reference: L Brands Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 97 | 4 | — | 4 |
| JPMorgan Chase, Pay Underlying Reference: Lowe's Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 174 | — | — | — |
| JPMorgan Chase, Pay Underlying Reference: Martin Marietta Materials Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 286 | 5 | — | 5 |
| JPMorgan Chase, Pay Underlying Reference: Oracle Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 248 | 8 | — | 8 |
| JPMorgan Chase, Pay Underlying Reference: Republic Services Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 364 | (6) | — | (6) |

| | | | | |
|---|---|---|---|---|
| JPMorgan Chase, Pay Underlying Reference: Smart Sand Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 24 | 1 | — | 1 |
| JPMorgan Chase, Pay Underlying Reference: Twitter Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 204 | 52 | — | 52 |
| JPMorgan Chase, Pay Underlying Reference: Verizon Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 170 | — | — | — |
| JPMorgan Chase, Pay Underlying Reference: Vulcan Materials Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 353 | 10 | — | 10 |
| JPMorgan Chase, Receive Underlying Reference: AXA Equitable Holdings Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 105 | 1 | — | 1 |
| JPMorgan Chase, Receive Underlying Reference: Carvana Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 156 | 7 | — | 7 |
| JPMorgan Chase, Receive Underlying Reference: Cboe Global Markets Monthly, Pay Variable 2.239% (1M USD LIBOR + 0.35%) Monthly, 1/17/20 | 122 | — | — | — |
| JPMorgan Chase, Receive Underlying Reference: Comcast, Class A Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 148 | (3) | — | (3) |
| JPMorgan Chase, Receive Underlying Reference: CVS Health Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 75 | 2 | — | 2 |
| JPMorgan Chase, Receive Underlying Reference: Entergy Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 277 | 14 | — | 14 |
| JPMorgan Chase, Receive Underlying Reference: Juniper Networks Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 168 | 9 | — | 9 |

| | | | | |
|---|---|---|---|---|
| JPMorgan Chase, Receive Underlying Reference: Kimberly-Clark Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 310 | (3) | – | (3) |
| JPMorgan Chase, Receive Underlying Reference: McKesson Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 368 | (14) | – | (14) |
| JPMorgan Chase, Receive Underlying Reference: MGM Resorts International Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 160 | 3 | – | 3 |
| JPMorgan Chase, Receive Underlying Reference: Netflix Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 43 | – | – | – |
| JPMorgan Chase, Receive Underlying Reference: PACCAR Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 410 | 33 | – | 33 |
| JPMorgan Chase, Receive Underlying Reference: Philip Morris International Monthly, Pay Variable 2.239% (1M USD LIBOR + 0.35%) Monthly, 1/17/20 | 103 | 4 | – | 4 |
| JPMorgan Chase, Receive Underlying Reference: State Street Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 99 | 11 | – | 11 |
| JPMorgan Chase, Receive Underlying Reference: Wells Fargo Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 245 | 8 | – | 8 |
| Morgan Stanley, Pay Underlying Reference: AbbVie Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 64 | (6) | – | (6) |
| Morgan Stanley, Pay Underlying Reference: Activision Blizzard Monthly, Receive Variable 1.485% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 81 | (1) | – | (1) |
| Morgan Stanley, Pay Underlying Reference: Albemarle Monthly, Receive Variable 1.449% (1M USD LIBOR + (0.44)%) Monthly, 1/17/20 | 311 | 38 | – | 38 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Pay Underlying Reference: DENTSPLY SIRONA Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 88 | (5) | – | (5) |
| Morgan Stanley, Pay Underlying Reference: Discovery, Class A Monthly, Receive Variable 1.209% (1M USD LIBOR + (0.68)%) Monthly, 1/17/20 | 145 | 5 | – | 5 |
| Morgan Stanley, Pay Underlying Reference: DISH Network, Class A Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 69 | – | – | – |
| Morgan Stanley, Pay Underlying Reference: Donaldson Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 196 | (5) | – | (5) |
| Morgan Stanley, Pay Underlying Reference: Eli Lilly Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 178 | (6) | – | (6) |
| Morgan Stanley, Pay Underlying Reference: Emerson Electric Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 570 | (37) | – | (37) |
| Morgan Stanley, Pay Underlying Reference: Equinix Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 175 | (5) | – | (5) |
| Morgan Stanley, Pay Underlying Reference: Estee Lauder, Class A Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 355 | 12 | – | 12 |
| Morgan Stanley, Pay Underlying Reference: Fortune Brands Home & Security Monthly, Receive Variable 1.485% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 93 | – | – | – |
| Morgan Stanley, Pay Underlying Reference: Franklin Electric Monthly, Receive Variable 1.422% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 50 | (4) | – | (4) |
| Morgan Stanley, Pay Underlying Reference: Goldman Sachs Group Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 117 | 2 | – | 2 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Pay Underlying Reference: Varian Medical Systems Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 276 | (27) | — | (27) |
| Morgan Stanley, Pay Underlying Reference: ViaSat Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 21 | 1 | — | 1 |
| Morgan Stanley, Pay Underlying Reference: Western Digital Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 164 | 25 | — | 25 |
| Morgan Stanley, Pay Underlying Reference: WW Grainger Monthly, Receive Variable 1.589% (1M USD LIBOR + (0.30)%) Monthly, 1/17/20 | 199 | (8) | — | (8) |
| Morgan Stanley, Pay Underlying Reference: Xerox Holdings Monthly, Receive Variable 1.386% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 18 | 1 | — | 1 |
| Morgan Stanley, Pay Underlying Reference: Xerox Holdings Monthly, Receive Variable 1.489% (1M USD LIBOR + (0.40)%) Monthly, 1/17/20 | 131 | (18) | — | (18) |
| Morgan Stanley, Receive Underlying Reference: AbbVie Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 346 | 46 | — | 46 |
| Morgan Stanley, Receive Underlying Reference: ABIOMED Monthly, Pay Variable 2.085% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 41 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: ABIOMED Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 53 | 9 | — | 9 |
| Morgan Stanley, Receive Underlying Reference: Aimmune Therapeutics Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 137 | 15 | — | 15 |
| Morgan Stanley, Receive Underlying Reference: Alphabet, Class A Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 230 | 3 | — | 3 |
| Morgan Stanley, Receive Underlying Reference: Altaba Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 157 | 4 | — | 4 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: Altria Group Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 148 | 12 | – | 12 |
| Morgan Stanley, Receive Underlying Reference: American International Group Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 284 | (10) | – | (10) |
| Morgan Stanley, Receive Underlying Reference: American Vanguard Monthly, Pay Variable 2.178% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 27 | 1 | – | 1 |
| Morgan Stanley, Receive Underlying Reference: American Vanguard Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 108 | (10) | – | (10) |
| Morgan Stanley, Receive Underlying Reference: Apple Monthly, Pay Variable 2.123% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 104 | 4 | – | 4 |
| Morgan Stanley, Receive Underlying Reference: Apple Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 91 | 5 | – | 5 |
| Morgan Stanley, Receive Underlying Reference: Apple Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 256 | 13 | – | 13 |
| Morgan Stanley, Receive Underlying Reference: Applied Materials Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 105 | 3 | – | 3 |
| Morgan Stanley, Receive Underlying Reference: Aqua America Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 125 | 5 | – | 5 |
| Morgan Stanley, Receive Underlying Reference: AtriCure Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 45 | – | – | – |
| Morgan Stanley, Receive Underlying Reference: Campbell Soup Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 389 | (5) | – | (5) |
| Morgan Stanley, Receive Underlying Reference: CDW Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 75 | 12 | – | 12 |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: CenterPoint Energy Monthly, Pay Variable 2.085% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 147 | – | – | – |
| Morgan Stanley, Receive Underlying Reference: CenterPoint Energy Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 41 | 1 | – | 1 |
| Morgan Stanley, Receive Underlying Reference: Ceridian HCM Holding Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 149 | (5) | – | (5) |
| Morgan Stanley, Receive Underlying Reference: Concho Resources Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 27 | (3) | – | (3) |
| Morgan Stanley, Receive Underlying Reference: DocuSign Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 134 | (2) | – | (2) |
| Morgan Stanley, Receive Underlying Reference: E*TRADE Financial Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 827 | 36 | – | 36 |
| Morgan Stanley, Receive Underlying Reference: East West Bancorp Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 29 | 1 | – | 1 |
| Morgan Stanley, Receive Underlying Reference: East West Bancorp Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 110 | (2) | – | (2) |
| Morgan Stanley, Receive Underlying Reference: Eastman Chemical Monthly, Pay Variable 2.085% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 306 | 2 | – | 2 |
| Morgan Stanley, Receive Underlying Reference: Eastman Chemical Monthly, Pay Variable 2.086% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 170 | (6) | – | (6) |
| Morgan Stanley, Receive Underlying Reference: Eastman Chemical Monthly, Pay Variable 2.10% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 13 | – | – | – |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: Edison International Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 209 | (26) | – | (26) |
| Morgan Stanley, Receive Underlying Reference: Euronet Worldwide Monthly, Pay Variable 2.086% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 114 | (2) | – | (2) |
| Morgan Stanley, Receive Underlying Reference: Facebook, Class A Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 154 | 4 | – | 4 |
| Morgan Stanley, Receive Underlying Reference: Fifth Third Bancorp Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 5 | – | – | – |
| Morgan Stanley, Receive Underlying Reference: Fifth Third Bancorp Monthly, Pay Variable 2.15% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 5 | – | – | – |
| Morgan Stanley, Receive Underlying Reference: Fifth Third Bancorp Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 206 | 9 | – | 9 |
| Morgan Stanley, Receive Underlying Reference: FleetCor Technologies Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 118 | (1) | – | (1) |
| Morgan Stanley, Receive Underlying Reference: Freeport-McMoRan Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 177 | 6 | – | 6 |
| Morgan Stanley, Receive Underlying Reference: Gardner Denver Holdings Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 175 | 14 | – | 14 |
| Morgan Stanley, Receive Underlying Reference: General Electric Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 96 | 6 | – | 6 |
| Morgan Stanley, Receive Underlying Reference: Halliburton Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 167 | (35) | – | (35) |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: Howard Bancorp Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 8 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Howard Bancorp Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 100 | 2 | — | 2 |
| Morgan Stanley, Receive Underlying Reference: Intercontinental Exchange Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 72 | 2 | — | 2 |
| Morgan Stanley, Receive Underlying Reference: International Flavors & Fragrances Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 418 | (1) | — | (1) |
| Morgan Stanley, Receive Underlying Reference: iRhythm Technologies Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 69 | (2) | — | (2) |
| Morgan Stanley, Receive Underlying Reference: JB Hunt Transport Services Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 156 | 8 | — | 8 |
| Morgan Stanley, Receive Underlying Reference: KKR, Class A Monthly, Pay Variable 2.439% (1M USD LIBOR + 0.55%) Monthly, 1/17/20 | 145 | 3 | — | 3 |
| Morgan Stanley, Receive Underlying Reference: KLA Monthly, Pay Variable 2.085% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 405 | 7 | — | 7 |
| Morgan Stanley, Receive Underlying Reference: Marriott International, Class A Monthly, Pay Variable 2.15% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 61 | 3 | — | 3 |
| Morgan Stanley, Receive Underlying Reference: Mastercard, Class A Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 56 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Microchip Technology Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 242 | (6) | — | (6) |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: Micron Technology Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 270 | (5) | — | (5) |
| Morgan Stanley, Receive Underlying Reference: Microsoft Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 198 | 2 | — | 2 |
| Morgan Stanley, Receive Underlying Reference: Monster Beverage Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 405 | (29) | — | (29) |
| Morgan Stanley, Receive Underlying Reference: NexTier Oilfield Solutions Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 71 | (6) | — | (6) |
| Morgan Stanley, Receive Underlying Reference: NIKE, Class B Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 124 | 3 | — | 3 |
| Morgan Stanley, Receive Underlying Reference: NVIDIA Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 38 | 2 | — | 2 |
| Morgan Stanley, Receive Underlying Reference: NVIDIA Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 255 | 5 | — | 5 |
| Morgan Stanley, Receive Underlying Reference: NVR Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 44 | 1 | — | 1 |
| Morgan Stanley, Receive Underlying Reference: Occidental Petroleum Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 199 | (36) | — | (36) |
| Morgan Stanley, Receive Underlying Reference: PACCAR Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 177 | 13 | — | 13 |
| Morgan Stanley, Receive Underlying Reference: Preferred Bank/Los Angeles CA Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 21 | 1 | — | 1 |
| Morgan Stanley, Receive Underlying Reference: Preferred Bank/Los Angeles CA Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 90 | — | — | — |

| | | | | |
|---|---|---|---|---|
| Morgan Stanley, Receive Underlying Reference: Public Storage Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 313 | (32) | — | (32) |
| Morgan Stanley, Receive Underlying Reference: QUALCOMM Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 101 | 3 | — | 3 |
| Morgan Stanley, Receive Underlying Reference: Sage Therapeutics Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 25 | (1) | — | (1) |
| Morgan Stanley, Receive Underlying Reference: salesforce.com Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 481 | 9 | — | 9 |
| Morgan Stanley, Receive Underlying Reference: Seaboard Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 34 | (1) | — | (1) |
| Morgan Stanley, Receive Underlying Reference: Seaboard Monthly, Pay Variable 2.178% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 17 | — | — | — |
| Morgan Stanley, Receive Underlying Reference: Seaboard Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 140 | (2) | — | (2) |
| Morgan Stanley, Receive Underlying Reference: Sealed Air Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 151 | 5 | — | 5 |
| Morgan Stanley, Receive Underlying Reference: Sempra Energy Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 131 | 2 | — | 2 |
| Morgan Stanley, Receive Underlying Reference: Steel Dynamics Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 150 | 1 | — | 1 |
| Morgan Stanley, Receive Underlying Reference: Tapestry Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 268 | 5 | — | 5 |
| Morgan Stanley, Receive Underlying Reference: Union Pacific Monthly, Pay Variable 2.146% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 652 | 2 | — | 2 |
| Morgan Stanley, Receive Underlying Reference: United Technologies Monthly, Pay Variable 2.189% (1M USD LIBOR + 0.30%) Monthly, 1/17/20 | 326 | 18 | — | 18 |

## FUTURES CONTRACTS

($000s)

| | Expiration Date | Notional Amount | Value and Unrealized Gain (Loss) |
|---|---|---|---|
| Long, 3 CAC40 10 Euro Index contracts | 11/19 | 192 | $ 1 |
| Short, 1 DAX Index contracts | 12/19 | (360) | (14) |
| Long, 2 Euro BOBL contracts | 12/19 | 300 | (5) |
| Long, 12 Euro BTP contracts | 12/19 | 1,934 | (16) |
| Short, 13 Euro BUND contracts | 12/19 | (2,490) | 54 |
| Long, 10 Euro BUXL thirty year bond contracts | 12/19 | 2,342 | (139) |
| Long, 3 Euro OAT contracts | 12/19 | 563 | (12) |
| Long, 9 FTSE 100 Index contracts | 12/19 | 845 | (6) |
| Long, 5 FTSE/MIB Index contracts | 12/19 | 632 | 27 |
| Long, 16 Government of Australia Bonds ten year contracts | 12/19 | 1,608 | (1) |
| Long, 2 Government of Canada Bonds ten year contracts | 12/19 | 216 | (4) |
| Long, 7 Hang Seng Index contracts | 11/19 | 1,205 | 12 |
| Long, 8 Long Gilt contracts | 12/19 | 1,377 | (21) |
| Short, 5 MSCI Emerging Markets Index contracts | 12/19 | (260) | (8) |
| Short, 2 OMXS30 Index contracts | 11/19 | (36) | (1) |
| Short, 9 S&P 500 E-Mini Index contracts | 12/19 | (1,366) | (45) |
| Long, 8 S&P/TSX 60 Index contracts | 12/19 | 1,196 | (16) |
| Long, 10 SPI 200 contracts | 12/19 | 1,144 | (5) |
| Short, 3 Tokyo Price Index contracts | 12/19 | (464) | (37) |
| Long, 12 U.S. Treasury Long Bonds contracts | 12/19 | 1,937 | (23) |
| Long, 7 U.S. Treasury Notes ten year contracts | 12/19 | 912 | (9) |
| Long, 29 U.S. Treasury Notes two year contracts | 12/19 | 6,252 | (12) |
| **Net payments (receipts) of variation margin to date** | | | **354** |
| **Variation margin receivable (payable) on open futures contracts** | | | **$ 74** |

## AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended October 31, 2019. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

| Affiliate | Net Realized Gain (Loss) | Change in Net Unrealized Gain/Loss | Investment Income |
|---|---|---|---|
| T. Rowe Price Dynamic Credit Fund - I Class | $ — | $ (47) | $ 56 |
| T. Rowe Price Dynamic Global Bond Fund - I Class | (185) | (73) | 227 |
| T. Rowe Price Ultra Short-Term Bond Fund - I Class | 23 | 161 | 637 |
| T. Rowe Price Government Reserve Fund | — | — | 179 |
| T. Rowe Price Short-Term Fund | — | — | —++ |
| Totals | $ (162)# | $ 41 | $ 1,099+ |

**Supplementary Investment Schedule**

| Affiliate | Value 10/31/18 | Purchase Cost | Sales Cost | Value 10/31/19 |
|---|---|---|---|---|
| T. Rowe Price Dynamic Credit Fund - I Class | $ — | $ 5,656 | $ — | $ 5,609 |
| T. Rowe Price Dynamic Global Bond Fund - I Class | 10,633 | 11,876 | 17,448 | 4,988 |
| T. Rowe Price Ultra Short-Term Bond Fund - I Class | 23,687 | 645 | 5,397 | 19,096 |
| T. Rowe Price Government Reserve Fund | 11,569 | ¤ | ¤ | 4,622 |
| T. Rowe Price Short-Term Fund | 875 | ¤ | ¤ | 1,198 |
| | | | | $ 35,513^ |

\# Capital gain distributions from mutual funds represented $153 of the net realized gain (loss).

++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

\+ Investment income comprised $1,099 of dividend income and $0 of interest income.

¤ Purchase and sale information not shown for cash management funds.

^ The cost basis of investments in affiliated companies was $35,493.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Multi-Strategy Total Return Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund incepted on February 23, 2018. The fund seeks strong long-term risk adjusted returns. The fund has two classes of shares: the Multi-Strategy Total Return Fund (Investor Class) and the Multi-Strategy Total Return Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2019, totaled $(4,000) for the year ended October 31, 2019.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2019, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2019, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 5% and 16% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2019, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 28% and 44% of net assets.

Options The fund is subject to interest rate risk, credit risk and equity rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for options written, potential losses in excess of the fund’s initial investment. During the year ended October 31, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 31% and 62% of net assets.

Swaps The fund is subject to credit risk and equity price risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended October 31, 2019, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 132% and 188% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund may invest, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2019, the value of loaned securities was $1,157,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $1,198,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $44,547,000 and $43,623,000, respectively, for the year ended October 31, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the character of foreign capital gains taxes.

Distributions during the years ended October 31, 2019 and October 31, 2018, totaled $2,202,000 and $0, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2019, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts, for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.71% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2019, the effective annual group fee rate was 0.29%.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. Prior to October 1, 2019, the Investor Class’s contractual expense limitation was 1.35%. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended October 31, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $29,000 remain subject to repayment by the fund at October 31, 2019. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended October 31, 2019, expenses incurred pursuant to these service agreements were $68,000 for Price Associates and $11,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended October 31, 2019, are as follows:

Total management fee waived was allocated ratably in the amounts of $84,000 and $8,000 for the Investor Class and I Class, respectively, for the year ended October 31, 2019.

As of October 31, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 4,975,000 shares of the Investor Class, representing 84% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Multi-Strategy Total Return Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Multi-Strategy Total Return Fund, Inc. (the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended October 31, 2019 and for the period February 23, 2018 (date of Fund’s inception) through October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year ended October 31, 2019, and the changes in its net assets and the financial highlights for the year ended October 31, 2019 and for the period February 23, 2018 (date of Fund’s inception) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,001,000 from short-term capital gains.

For taxable non-corporate shareholders, $107,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $83,000 of the fund’s income qualifies for the dividends received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [188]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [188]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [188]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [188]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [188]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [188]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2013 [188]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2013 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [188]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [188]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Multi-Strategy Target Return Fund

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Multi-Strategy Total Return Fund	Principal Occupation(s)

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Richard de los Reyes (1975) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974) Co-president	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Justin Thomson (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,330,000 and $2,767,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	December 17, 2019